Amendment Number 2 to Rights Agreement

         Pursuant to Section 27 of the Rights Agreement, dated as of November 11, 1999, by and between Abbott Laboratories, an Illinois corporation (the "Company") and BankBoston, N.A., a national banking association (the "Rights Agent"), the Company and the Rights Agent, as amended by Amendment Number 1 to Rights Agreement dated as of December 7, 1999 (as so amended, the "Rights Agreement"), hereby agree that the Rights Agreement shall be further amended as follows:

         1. Section 1 of the Rights Agreement is amended by restating in its entirety the definition of the term "Acquiring Person" as follows:

                  "Acquiring Person" shall mean any Person (as such term is hereinafter defined) who or which, together with all Affiliates and Associates (as such terms are hereinafter defined) of such Person, shall be the Beneficial Owner (as such term is hereinafter defined) of 10% or more of the Common Shares of the Company then outstanding, but shall not include (i) the Company, (ii) any Subsidiary (as such term is hereinafter defined) of the Company, or (iii) any employee benefit plan of the Company or of any Subsidiary of the Company or any Person holding Common Shares for or pursuant to the terms of any such plan. Notwithstanding the foregoing, no Person shall become an "Acquiring Person" as the result of (i) an acquisition of Common Shares by the Company which, by reducing the number of Common Shares outstanding, increases the proportionate number of Common Shares beneficially owned by such Person to 10% or more of the Common Shares of the Company then outstanding, or (ii) the acquisition by such Person of newly- issued Common Shares directly from the Company (it being understood that a purchase from an underwriter or other intermediary is not deemed for purposes hereof to be a purchase directly from the Company); provided, however, that if a Person shall become the Beneficial Owner of 10% or more of the Common Shares of the Company then outstanding by reason of share purchases by the Company or the receipt of newly-issued Common Shares directly from the Company and shall, after such share purchases or direct issuance by the Company, become the Beneficial Owner of any additional Common Shares of the Company, then such Person shall be deemed to be an "Acquiring Person"; and provided, further, that any transferee from such Person who becomes the Beneficial Owner of 10% or more of the Common Shares of the Company then outstanding shall nevertheless be deemed to be an "Acquiring Person". Notwithstanding the foregoing, if the Board of Directors of the Company determines in good faith that a Person who would otherwise be an "Acquiring Person," as defined pursuant to the foregoing provisions of this paragraph, has become such inadvertently, and such Person divests as promptly as practicable (and in any event within ten Business Days after notification by the Company) a sufficient number of Common Shares so that such Person would no longer be an Acquiring Person, as defined pursuant to the foregoing provisions of this paragraph, then such Person shall not be deemed to be an "Acquiring Person" for any purposes of this Agreement.

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         2.     Section 1 of the Rights Agreement is further amended by
deleting entirely the definitions of the terms "Business Combination Transaction," "Change in Control," "Solicitation Participant," "Special Meeting," and "Third Party Solicitation."

         3. Section 23 of the Rights Agreement is amended and restated in its entirety as follows:

         Section 23.       Redemption.
                           ----------

                 (a) The Board of Directors of the Company may, at its option, at any time prior to such time as any Person becomes an Acquiring Person, redeem all but not less than all of the then outstanding Rights at a redemption price of $.0001 per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such redemption price being hereinafter referred to as the "Redemption Price"). The Company may, at its option, pay the Redemption Price in cash, Common Shares (based on the current per share market price of the Common Shares at the time of redemption) or any other form of consideration deemed appropriate by the Board of Directors. Subject to the Provisions of this Section 23(a), the redemption of the Rights by the Board of Directors may be made effective at such time on such basis and with such conditions as the Board of Directors in its sole discretion may establish. If redemption of the Rights is to be effective as of a future date, the Rights shall continue to be exercisable, subject to Section 7 hereof, until the effective date of the redemption, provided that the Board of Directors may subsequently cause the Rights to be redeemed at a date earlier than the scheduled effective date of the redemption.

         (b) Immediately upon the action of the Board of Directors ordering the redemption of the Rights (or at the effective time of such redemption established by the Board of Directors of the Company pursuant to paragraph (a) of this Section 23), and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price. The Company shall promptly give public notice, with simultaneous written notice to the Rights Agent, of any such redemption; provided, however, that the failure to give, or any defect in, any such notice shall not affect the validity of such redemption. Within 10 days after such action of the Board of Directors ordering the redemption of the Rights or, if later, the effectiveness of the redemption of the Rights pursuant to the last sentence of paragraph (a), the Company shall mail a notice of redemption to all the holders of the then outstanding Rights at their last addresses as they appear upon the registry books of the Rights
         Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Shares. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of

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         redemption will state the method by which the payment of the
         Redemption Price will be made. The Company may, at its option, discharge all of its obligations with respect to the Rights by (i) issuing a press release announcing the manner of redemption of the Rights, (ii) depositing with a bank or trust company having a capital and surplus of at least $100,000,000, funds necessary for such redemption, in trust, to be applied to the redemption of the Rights so called for redemption and (iii) arranging for the mailing of the Redemption Price to the registered holders of the Rights. Upon such action, all outstanding Right Certificates shall be null and void without further action by the Company. Neither the Company nor any of its Affiliates or Associates may redeem, acquire or purchase for value any Rights at any time in any manner other than that specifically set forth in this Section 23, in
         Section 24 hereof, or in connection with the purchase of Common Shares prior to the Distribution Date.

         4. Section 24(a) of the Rights Agreement is amended and restated in its entirety as follows:

         (a) The Company may, at its option, at any time after a Triggering Event, upon resolution of a majority of the Board of Directors, exchange all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become void pursuant to the provisions of Section 7(e) hereof) for Common Shares at an exchange ratio of one Common Share per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such exchange ratio being the "Exchange Ratio"). Notwithstanding the foregoing, the Company shall not effect such an exchange at any time after any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company or any entity holding Common Shares for or pursuant to the terms of any such plan) becomes the Beneficial Owner of 50% or more of the then outstanding Common Shares.

         5. Section 27 of the Rights Agreement is amended and restated in its entirety as follows:

                  Section 27. Supplements and Amendments. Subject to the restrictions of this Section 27, the Company may from time to time, and the Rights Agent shall, if so directed by the Company, supplement or amend any provision of this Agreement without the approval of any holders of Right Certificates in order to cure any ambiguity, to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, or to amend, supplement, add or delete any provision hereof which the Company may deem necessary or desirable, any such supplement or amendment to be evidenced by a writing signed by the Company and the Rights Agent; provided, however, that from and after such time as any Person becomes an Acquiring Person, this Agreement shall not be supplemented or amended in any manner which would adversely affect the interests of the holders of Rights (other than an Acquiring Person or an Affiliate or an Associate of

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         an Acquiring Person).  Prior to the Distribution Date, the interests of the holders of Rights shall be deemed coincident with the interests of the holders of Common Shares. Upon the delivery of a certificate from an appropriate officer of the Company which states that the proposed supplement or amendment is in compliance with the terms of this Section, the Rights Agent shall execute such supplement or amendment. Notwithstanding any other provision hereof, the Rights Agent's consent must be obtained regarding any amendment or supplement pursuant to this Section 27 which alters the Rights
         Agent's rights or duties.

         6. The Form of Right Certificate attached as Exhibit B to the Rights Agreement is amended by entirely deleting the phrase "; PROVIDED, HOWEVER, that following a Change in Control the Rights may only be redeemed with the prior approval of at least 85% of the Common Shares then outstanding" from the sixth full paragraph thereof.

         7. Other than as set forth herein, all other provisions of the Rights Agreement shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment Number 2 to the Rights Agreement as of May 19, 2000.

                                     ABBOTT LABORATORIES

                                     By:  /s/ Jose M. de Lasa
                                        ---------------------------------------
                                     Name: Jose M. de Lasa
                                     Its: Senior Vice President,
                                     Secretary and General Counsel


                                     BANKBOSTON, N.A., as Rights Agent

                                     By:  /s/ Ken Theva
                                        ---------------------------------------
                                     Name: Ken Theva
                                     Its: Director, Client Services


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